                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

      | |   Definitive Proxy Statement

      |X|   Definitive Additional Materials

      | |   Soliciting Material Under Rule 14a-12

                      PIONEER TAX ADVANTAGED BALANCED TRUST
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                (Name of Registrant as Specified in Its Charter)

                             WESTERN INVESTMENT LLC
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                MATTHEW S. CROUSE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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            Fee paid previously with preliminary materials:

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      | |   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid

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      (2)   Form, Schedule or Registration Statement No:

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      (3)   Filing Party:

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      (4)   Date Filed:

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      Western  Investment LLC ("Western"),  together with the other participants named  herein,  is filing  materials  contained  in this  Schedule  14A with the
Securities and Exchange  Commission (the "SEC") relating to the definitive proxy statement (the "Proxy  Statement") and  accompanying  proxy cards filed with the
SEC on May 10,  2007 and to be used in  connection  with the  annual  meeting of stockholders of Pioneer Tax Advantaged Balanced Trust (the "Company")  scheduled to be held on June 8, 2007 (the "Annual  Meeting"),  to solicit votes in support of the election of Western's  slate of director  nominees at the Annual Meeting.
Western  urges  stockholders  to read the Proxy  Statement  because it  contains important information.

      On June 7, 2007, Western issued the following press release:

FOR IMMEDIATE RELEASE

     WESTERN INVESTMENT DEMONSTRATES EFFORTS ON BEHALF OF SHAREHOLDERS WHICH
      HAVE HELPED TO REDUCE THE DISCOUNT TO NAV IN CERTAIN CLOSED-END FUNDS

     URGES PIONEER SHAREHOLDERS TO VOTE THE GOLD PROXY CARD FOR ITS NOMINEES

      NEW YORK,  NY - JUNE 7, 2007 - Western  Investment  LLC issued a statement today  describing  its  efforts on behalf of  shareholders  which have helped to reduce the discount to net asset value ("NAV") in certain  closed-end  funds. As investors in PBF, Western Investment is very concerned with PBF's large discount to NAV and believes that the discount to NAV is not only unacceptable,  but also that it could be fixed.  Western  Investment  is not  proposing  to liquidate or open-end PBF.  WESTERN  BELIEVES THAT A MANAGED  DISTRIBUTION  POLICY,  PROPERLY
STRUCTURED  AND  EXECUTED,  CAN BOTH  REDUCE  THE  DISCOUNT  TO NAV AND  PROVIDE
SHAREHOLDERS  WITH AN  INVESTMENT  THAT THEY CAN DEPEND UPON TO BE FAIRLY VALUED
SHOULD THEY WANT OR NEED TO SELL THEIR SHARES.

      Western Investment urges shareholders to consider the following chart that provides information about closed-end funds in which Western Investment has made active investments.  Below the chart is certain additional information regarding each of these investments:

                        WESTERN'S ACTIVISM - A SCOREBOARD
               (DISCOUNT = 100% LESS SHARE PRICE/NET ASSET VALUE)

   ---------------------------------------------------------------------------
                                                                Resulting
                                                              actual change
                                                              in Discount to
     Closed-end     Discount to NAV    (Discount)/Premium     NAV following
        Fund       the day prior to     to NAV on May 15,       Western's
                   Western's active           2007                active
                     involvement*                             involvement**
   ---------------------------------------------------------------------------
    TY                (16.1%)               (5.4%)                10.7
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    NRO               (13.0%)               (3.0%)                10.0
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    NRI               (14.9%)               (4.5%)                10.4
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    NRL               (13.3%)               (2.6%)                10.6
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    RIT               (11.3%)                 3.6%                14.9
   ---------------------------------------------------------------------------
    FVD               (13.9%)                   0%                13.9
   ---------------------------------------------------------------------------
    ZTR                (9.4%)                 3.2%                12.6
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    ZF                (13.3%)               (0.8%)                12.5
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*  ACTIVE  INVOLVEMENT  IS ASSUMED TO START ON DATE OF WESTERN'S  INITIAL PUBLIC
   FILING, AS DESCRIBED BELOW.

** REPRESENTS DIFFERENCE BETWEEN COLUMN 2 AND COLUMN 3.

      TY -  TRI-CONTINENTAL  CORPORATION  ("TY") is one of the nation's  oldest, diversified,  closed-end  investment  companies.  Western  made its  initial 13D filing  disclosing  both its  investment  in TY and its  intention  to  nominate directors  for election to TY's board for election at TY's 2006 Annual  Meeting, on January 6, 2006. The day prior to Western's disclosure, TY's NAV discount was
16.1%,  although the discount was as high as 17.6% in the twelve months prior to
January 2006. At TY's 2006 annual meeting,  neither  Western's nor TY's slate of directors  received  enough votes to be elected to TY's board.  TY  subsequently amended its bylaws to reduce the threshold for electing directors to a plurality and held a special  meeting to elect  directors  on September  28, 2006.  At the special  meeting,  TY's slate of directors were elected.  Western filed a 13D on
October 20, 2006 disclosing that it was nominating directors for election at the
2007 annual meeting, and that it was including a shareholder proposal.  Prior to filing its proxy statement, Western and TY engaged in discussions and reached an agreement  whereby TY included in its proxy a proposal to approve an 11% managed distribution policy, which the Board recommended be approved.  Western agreed to vote in favor of the proposal,  and it was approved by over 90% of  shareholders voting. As of May 15, 2007, TY had an NAV discount of 5.36%.

      NRO - NEUBERGER BERMAN REAL ESTATE  SECURITIES INCOME FUND INC. ("NRO") is
a member of the Neuberger Berman  closed-end  family of funds,  launched towards the end of 2003,  that had traded  with a large NAV  discount  almost  since its inception. Western made its initial 13D filing disclosing both its investment in
NRO and its  intention to nominate  directors  for  election to NRO's board,  on
February 8, 2007. The day prior to Western's disclosure,  NRO's NAV discount was
13.0%,  although the discount was as high as 18.4% in the twelve months prior to
February 2007. NRO initially  delayed its 2007 Annual Meeting.  Western met with management and then proceeded  forward and filed its definitive  proxy statement on April 24, 2007.  Following  discussions between NRO and Western, on April 30,
2007 Western announced that it would withdraw its slate of directors in light of
NRO's decision to increase its monthly  distributions  shareholders to an amount equal to an annual rate of 9% of NRO's NAV as of the end of the first quarter of
2007. As of May 15, 2007, NRO had an NAV discount of 2.96%.

      NRI - NEUBERGER BERMAN REALTY INCOME FUND INC. ("NRI"),  another member of the Neuberger  Berman  closed-end  family of funds,  was launched in early 2003.
NRI, like NRO, had traded with a large NAV discount  almost since its inception.
Western  made  its  initial  13D  filing  disclosing  its  investment  in NRI on
September 20, 2006.  The day prior to Western's  disclosure,  NRI's NAV discount was 14.9%, although the discount was as high as 17.9% in the twelve months prior to September  2006. On December 4, 2006,  Western filed a 13D disclosing that it had nominated directors for election at NRI's 2007 annual meeting. NRI initially delayed its 2007 Annual Meeting.  Western met with management and then proceeded forward and filed its definitive  proxy  statement on April 24, 2007. As was the case with NRO, on April 30, 2007,  Western  announced that it would withdraw its slate  of  directors  in  light  of  NRI's  decision  to  increase  its  monthly distributions  shareholders  to an amount equal to an annual rate of 9% of NRI's
NAV as of the end of the first quarter of 2007.  As of May 15, 2007,  NRI had an
NAV discount of 4.49%.

      NRL -  NEUBERGER  BERMAN REAL ESTATE  INCOME  FUND INC.  ("NRL"),  another member of the Neuberger Berman  closed-end family of funds, was launched in late
2002.  NRL, like NRO and NRI, had traded with a large NAV discount since shortly after  its  inception.  Western  made its  initial  13D  filing  disclosing  its investment in NRL on March 21, 2005 and met with NRL shortly thereafter. The day prior to  Western's  disclosure,  NRL's NAV  discount  was 13.33%,  although the discount  was as high as 15.44% in the twelve  months  prior to March 2005.  Two other shareholders with large investments in NRL also took active positions.  On
November 9, 2005, Western filed a 13D disclosing that it had nominated directors for  election  at NRL's 2006  annual  meeting.  Western  continued  to meet with privately  with NRL to discuss  Western's  nominees  and the future of the fund, however due to litigation involving NRL and other shareholders, NRL did not hold its 2006 annual meeting. Since that time, Western has remained active. On May 2,
2007, NRL announced  that it was holding a special  meeting of  shareholders  to elect directors and vote on a proposal to liquidate NRL. As of May 15, 2007, NRL had an NAV discount of 2.57%.

      RIT - LMP REAL  ESTATE  INCOME  FUND INC.  ("RIT") is a member of the Legg
Mason family of closed-end funds. Western made its initial 13D filing disclosing its  investment  in RIT on  September  16,  2005.  The day  prior  to  Western's disclosure of its investment RIT's NAV discount was 11.3%, although the discount was as high as 16.0% in the twelve  months prior to September  2005.  In January

2007,  Western  privately  alerted  RIT of its  intent  to  nominate  a slate of directors  for  election  at the 2007  annual  meeting  unless  RIT's  large NAV discount was addressed.  This was followed by discussions  that  culminated with
RIT's  announcement of a 9% managed  distribution  plan. As of May 15, 2007, RIT had a positive NAV of 3.58.

      FVD - FIRST TRUST VALUE  LINE(R)  DIVIDEND FUND ("FVD") is a series of the
First Trust Exchange-Traded  Funds, an investment company and an exchange-traded
"index fund" designed to seek investment  results that  correspond  generally to the price and yield of an equity index called the Value Line(R)  Dividend Index.
Western made its initial 13D filing disclosing its investment in FVD on December
12, 2005.  The day prior to Western's  disclosure of its  investment,  FVD's NAV discount  was 13.9%,  although  the  discount was as high as 16.2% in the twelve months prior to December  2005. On June 29, 2006 Western  disclosed  that it had nominated  a slate of  directors  for  election  at FVD's 2006  annual  meeting.
Western  and FVD had  discussions  both before and after  Western's  disclosure, resulting in FVD's  announcement,  on July 28, 2006, of its intent to reorganize into  an  ETF.  Following  the  announcement,  Western  withdrew  its  slate  of directors. FVD now trades at NAV.

      ZTR - ZWEIG TOTAL RETURN FUND INC. ("ZTR") is a closed-end fund, traded on the New York and Pacific Stock  Exchanges.  In early 2003, ZTR had a 10% monthly distribution  plan in place,  which on July 28, 2003,  it announced  that it was eliminating.  Following this announcement,  ZTR's NAV discount grew to 14.1%. On
April 26, 2004 Western filed a definitive proxy statement  disclosing its intent to reinstate the 10%  distribution  plan and to nominate a slate of directors at
ZTR's  2004  annual  meeting.  The day  prior  to  Western's  disclosure  of its investment,  ZTR's NAV discount was 9.4%. At ZTR's annual  meeting,  following a proxy contest between ZTR and Western, Western's slate of directors and proposal were voted down by shareholders.  Western  remained active.  Later that year, on
August 12, 2004, ZTR reinstated the distribution policy. As of May 15, 2007, ZTR traded at a premium to NAV of 3.16%.

      ZF - THE ZWEIG FUND INC. ("ZF") is a closed-end  fund,  similar to ZTR. In early 2003 ZF had a 10% quarterly distribution plan in place, which, on July 28,
2003, it announced that it was eliminating.  Following this  announcement,  much like ZTR,  ZF's NAV discount  grew to 15.0%.  On April 16, 2004 Western  filed a
preliminary  proxy  statement   disclosing  its  intent  to  reinstate  the  10%
distribution plan and to nominate directors at ZF's 2004 annual meeting. The day prior to Western's  disclosure of its  investment,  ZF's NAV discount was 13.3%.
Following its filing, Western remained active with ZF, but determined instead to focus its  efforts on ZTR,  ZF's  sister  fund and  withdrew  its  solicitation.
Concurrent with ZTR's reinstatement of its distribution policy, described above, on August 12, 2004, ZF reinstated its distribution policy as well. As of May 15,
2007, ZF had a NAV discount of .83%.

      Western  Investment  and its  affiliates  currently  own about 9.9% of the outstanding  shares of the Pioneer Tax Advantaged  Balanced Trust (NYSE:PBF) and
are  seeking  shareholder  support  for the  election  of three  nominees to the nine-member Pioneer board at this year's annual meeting of shareholders. Western believes the annual meeting is the only opportunity  shareholders have to decide who will represent them and oversee the management of their investment in PBF.

      Art Lipson, the managing member of Western  Investment,  a known leader in the  industry,  the creator of, among other  things,  the Lehman  Brothers  bond indices and one of Western Investment's director nominees,  reminds shareholders that "I and Western  Investment's  other  nominees fully intend to work with our fellow board  members to improve PBF's  performance  and reduce or eliminate the market  discount  to NAV.  Since the Annual  Meeting  is only days away,  I urge shareholders  to have their shares voted by following  the internet or telephone voting  instructions  on their  GOLD  proxy  card.  It is  important  for  every shareholder to know that even if you have already voted another proxy,  you have every right to change your mind and vote the GOLD card today.  The LAST vote you send in is the only one that will count, so please vote your shares today."

      There can be no assurance that Western  Investment's  involvement with PBF will have a similar  effect on reducing  PBF's discount to NAV, or any effect at all. Future events, such as the narrowing of the discount to NAV, are inherently uncertain,  and while Western  Investment  can encourage  certain  actions,  the effects of such actions are outside of Western Investment's control.

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              IF YOU HAVE ALREADY RETURNED A WHITE OR GREEN PROXY,
                    YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE.

                         IF YOU HAVE ANY QUESTIONS ABOUT
                  HOW TO VOTE YOUR GOLD PROXY, PLEASE CONTACT:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE AT: (888) 750-5834

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CONTACT:
Innisfree M&A Incorporated
Mike Brinn, 212-750-8253

              CERTAIN INFORMATION CONCERNING WESTERN INVESTMENT LLC

      Western  Investment LLC ("Western"),  together with the other Participants
(as  defined  below),  made a filing  on May 10,  2007 with the  Securities  and
Exchange Commission (the "SEC") of a proxy statement (the "Proxy Statement") and accompanying  proxy cards to be used to, among other  things,  solicit  votes in support of the election of the  Participants'  slate of director nominees at the annual  meeting  of  Pioneer  Tax  Advantaged  Balanced  Trust  (the  "Company")
scheduled for June 8, 2007 (the "Annual Meeting").

      Western  advises  all  stockholders  of the  Company  to  read  the  Proxy
Statement  and other  proxy  materials  relating  to the Annual  Meeting as they
become  available  because  they  contain  important  information.   Such  proxy
materials   are   available   at  no   charge   on  the   SEC's   web   site  at
http://www.sec.gov.  In addition,  the  Participants  in the  solicitation  will provide copies of the proxy materials,  without charge,  upon request.  Requests for copies should be directed to the  Participants'  proxy solicitor,  Innisfree
M&A  Incorporated,  at its  toll-free  number:  (888)  750-5834 or by e-mail at:
mbrinn@innisfreema.com.

      The Participants in the proxy solicitation are Western, Western Investment
Hedged Partners L.P.,  Arthur D. Lipson,  Western  Investment  Activism Partners
LLC,  Western   Investment  Total  Return  Master  Fund  Ltd.,   Benchmark  Plus
Institutional Partners,  L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus
Management,  L.L.C., Scott Franzblau, Robert Ferguson and Matthew S. Crouse (the
"Participants").  Information  regarding  the  Participants  and their direct or indirect  interests is available in the Schedule 13D jointly  filed with the SEC on January 21, 2007, as subsequently  amended on February 27, 2007 and March 19,
2007, and the Proxy Statement.